SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): April 22, 1999
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                         Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-17455            23-2242292
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(State or other jurisdiction of      (Commission        (I.R.S. employer
 incorporation)                       file number)       Identification No.)




521 Main Street, Forest City, Pennsylvania                  18421
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
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Former name or former address, if changed from last report:
Not Applicable.












Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          At the Registrant's Board Meeting of April 21, 1999, the Directors authorized the purchase of up to 220,000 shares of the Company's issued and outstanding common stock, from time to time, in open market purchases, through a licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 106-18.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.

          Not Applicable.

          (b)  Pro Forma Financial Information.

          Not Applicable.

          (c)  Exhibits.

          99.1 Form of Press Release detailing the Company's plans to purchase up to 220,000 shares of its issued and outstanding common stock.

Item 8.   Change in fiscal year.

          Not Applicable.





                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
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                                             (Registrant)



Date: April 22, 1999                     /s/ Scott A. Seasock
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                                         Scott A. Seasock
                                         Chief Financial Officer